UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03189

Name of Fund:  Summit Cash Reserves Fund of Financial Institutions Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Summit Cash Reserves Fund of Financial Institutions Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Annual Report
May 31, 2006


Summit
Cash Reserves
Fund
Of Financial Institutions Series Trust



(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Summit Cash Reserves Fund
Of Financial Institutions Series Trust
Box 9011
Princeton, NJ 08543-9011



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Summit Cash Reserves Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



A Discussion With Your Fund's Portfolio Manager


We maintained the Fund's average maturity in the 55-day - 65-day range throughout the year, although our portfolio composition varied as we found different sectors and asset classes to be attractive.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2006, the Fund's Class A and Class B Shares had net annualized yields of 3.12% and 2.35%, respectively. For the six-month period ended May 31, 2006, the Fund's Class A and Class B Shares had net annualized yields of 3.65% and 2.86%, respectively. The Fund's seven-day yield as of May 31, 2006 was 4.02% for Class A and 3.25% for Class B.

The average portfolio maturity of Summit Cash Reserves Fund at May 31, 2006 was 50 days. This compared to an average portfolio maturity of 65 days at November 30, 2005 and 57 days at May 31, 2005.

Economic growth for the first three quarters of 2005 remained firmly above 3% before slipping to 1.7% in the final quarter of the year. The combination of higher oil prices and Hurricanes Katrina and Rita temporarily hindered an otherwise resilient consumer. However, the economy rebounded sharply in the first quarter of 2006, with most economists anticipating final growth figures in the 5.5% range. The Federal Reserve Board (the Fed) continued to raise the federal funds target rate in 25 basis point (.25%) increments over the past year, with the most recent hike just after the close of the period on June 29, bringing the target rate to 5.25%.

The Treasury yield curve behaved accordingly during the period. In anticipation of higher rates early in 2005, the curve was positively sloped, with the yield on the two-year note at 3.60% and the 10-year note at 4.00% on May 31, 2005. As the Fed continually removed accommodative policy, yields on shorter maturities rose to a greater degree than those on longer maturities and the yield curve flattened. As of May 31, 2006, the spread between two-year and 10-year Treasury issues was a mere eight basis points, with yields at 5.04% and 5.12%, respectively. Thus, any investments in the two-year sector made early in the period would have proved burdensome as short-term interest rates climbed to levels exceeding the yields on those holdings. However, in preparation for higher rates, the Fund entered the period with a significant allocation to the variable rate sector. This strategy was beneficial as the coupons on these variable instruments were continually reset at higher rates in conjunction with the rising interest rates.


How did you manage the portfolio during the period?

Throughout the period, our average duration target was generally in the 55-day - 65-day range, although our portfolio composition varied. As the yield curve shifted and spreads changed, different sectors and asset classes became attractive. We were slightly more cautious early in the fiscal year, when it was apparent that several more interest rate hikes were ahead. Along with variable rate product, we preferred fixed rate instruments in only the six-month and nine-month sectors. We felt those areas offered the greatest value from a risk/reward standpoint, enabling us to capture some steepness in the front end of the curve while limiting our interest rate exposure.

Toward the second half of 2005, a lack of floating rate note supply in the market dictated more of a barbelled approach for the Fund. As issuance by the government-sponsored enterprises dropped, spreads on variable rate notes, including corporate and bank names, tightened significantly. Having little interest at those levels, we were then forced to increase our commercial paper and overnight positions until better buying opportunities arose. To maintain the Fund's duration target, the balance of our investments was typically in the 12-month - 15-month sector. We were beginning to favor longer maturities than we had earlier, feeling they offered the greatest potential for capital appreciation. We also saw value in two-year callable issues, believing volatility and swap spreads were at attractive levels and would trend lower once the Fed reached a neutral monetary policy. Heading into the fourth quarter, it seemed that higher home heating costs, when combined with already high gasoline prices, would soften consumer demand. If this were to occur, the spread between the federal funds rate and the two-year Treasury yield would likely invert, as the market would anticipate the end of the monetary tightening cycle.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Most recently, we adopted a slightly more defensive posture, with more than 35% of the portfolio's net assets in overnight investments.


How would you characterize the Fund's position at the close of the period?

In the early part of 2006, employment data remained firm and inflation appeared well contained. It seemed the Fed's interest rate hikes over the past two years may eventually hinder consumption as home equity borrowing and refinancing activity slow. The Fed raised interest rates another quarter-point in June, but currently the federal funds futures contracts are pricing in only a 70% chance for an additional move in August. We feel there is a greater risk that the Fed will overshoot, as it often does, and raise the target interest rate too high. If that is the case, there is little value in the very front end of the curve. We have added some one-year fixed rate bank product with yields around 5.50%, feeling we are fairly compensated even in the event of another additional interest rate hike.

As spreads on variable rate notes have reached more attractive levels, we have readdressed those sectors. However, we have focused exclusively on the prime and federal funds indexes, based on our belief that they will outperform the others over the next 12 months. We still believe the spread on the federal funds rate to the two-year Treasury note will invert; however, the timing may be further out than we had originally anticipated. Thus, we will look for the longer sectors to be more fairly priced before we begin to position the Fund for a stable-rate, low-volatility environment, which we expect by the second half of 2006.

The portfolio's composition, as a percent of net assets, at the end of May and as of our last report to shareholders is detailed below:


                                             5/31/06       11/30/05

Bank Notes                                      --            6.2%
Certificates of Deposit                        5.1%            --
Certificates of Deposit--European              1.5            2.5
Certificates of Deposit--Yankee*              10.2           17.3
Commercial Paper                              38.4           37.3
Corporate Notes                               22.5            2.1
Funding Agreements                             2.9            2.5
Medium-Term Notes                               --           17.2
Promissory Notes                               4.4             --
U.S. Government Agency &
Instrumentality Obligations--
  Non-Discount                                14.0           14.5
U.S. Treasury Notes                            0.4            0.2
Other Assets Less Liabilities                  0.6            0.2
                                             ------         ------
Total                                        100.0%         100.0%
                                             ======         ======

  * U.S. branches of foreign banks.


Richard J. Mejzak
Vice President and Portfolio Manager


June 30, 2006



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     December 1, 2005
                                                      December 1,         May 31,          to May 31,
                                                          2005              2006               2006
Actual

Class A                                                  $1,000          $1,018.00            $4.68
Class B                                                  $1,000          $1,014.10            $8.54

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,020.26            $4.68
Class B                                                  $1,000          $1,016.42            $8.55

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.93% for Class A and 1.70% for Class B), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Schedule of Investments                                          (In Thousands)



                               Face       Interest      Maturity
Issue                         Amount       Rate*          Date            Value

Certificates of Deposit--5.1%

Wells Fargo Bank,             $ 3,500      5.05(a) %    3/09/2007     $   3,500
NA

Total Certificates of Deposit (Cost--$3,500)                              3,500


Certificates of Deposit--European--1.5%

Barclays Bank Plc               1,000      3.805        6/20/2006         1,000

Total Certificates of Deposit--European
(Cost--$1,000)                                                            1,000


Certificates of Deposit--Yankee--10.2%

Bank of San Bernadino             500      4.992(a)    10/04/2006           500

Calyon Indosuez,                3,500      5.048(a)     3/12/2007         3,500
New York Branch

Credit Suisse LLC               1,000      4.99         6/29/2006         1,000

Fortis Bank                       500      3.97         8/11/2006           499

Toronto-Dominion                  500      3.825        6/26/2006           499
Bank                            1,000      3.95         7/24/2006           998

Total Certificates of Deposit--Yankee
(Cost--$7,000)                                                            6,996


Commercial Paper--38.4%

Amstel Funding                  2,369      5.05         6/15/2006         2,364
Corp.                             490      4.95         6/26/2006           488

Chariot Funding LLC             1,317      5.01         6/23/2006         1,313

Clipper Receivables             3,000      5.01         6/19/2006         2,993
Corp.

Compass                         2,527      5.01         6/07/2006         2,525
Securitization LLC

Falcon Asset                      350      5.01         6/15/2006           349
Securitization Corp.

Greyhawk Funding                1,453      4.99         6/05/2006         1,452
LLC

Jupiter Securitization            357      5.05         6/15/2006           356
Corp.

Lehman Brothers                 4,000      5.103(a)     9/01/2006         4,000
Holdings Inc.

Morgan Stanley                    500      5.133(a)    11/17/2006           500

Old Line Funding,               2,179      5.05         6/01/2006         2,179
LLC

Park Avenue                       250      5.05         6/05/2006           250
Receivables Co. LLC               307      5.05         6/26/2006           306

SEB AB                          3,000      5.05(a)      1/23/2007         3,000

Solitaire Funding               2,170      5.015        6/05/2006         2,169
LLC

Variable Funding                1,050      4.90         6/19/2006         1,047
Capital Corp.

Windmill Funding                1,094      5.01         6/29/2006         1,090
Corp.

Total Commercial Paper (Cost--$26,381)                                   26,381



                               Face       Interest      Maturity
Issue                         Amount       Rate*          Date            Value

Corporate Notes--22.5%

Bank of Ireland               $   700      5.051(a) %   5/18/2007     $     700

CC (USA) Inc.                   3,500      5.048(a)     3/16/2007         3,500
(Centauri)

General Electric               1,000      5.181(a)      6/18/2007         1,000
Capital Corp.

HSBC Holdings Plc               1,000      5.195(a)    10/19/2006         1,000
                                  275      5.16(a)     10/27/2006           275

Mound Financing                 1,000      5.029(a)    11/08/2006         1,000
Plc

Permanent                       1,000      5.04(a)      6/12/2006         1,000
Financing Plc

Sigma Finance                   4,000      5.055(a)    10/25/2006         4,000
Corp.

Toyota Motor                    3,000      4.977(a)     5/04/2007         3,000
Credit Corp.

Total Corporate Notes (Cost--$15,475)                                    15,475


Funding Agreements--2.9%

General Electric                2,000      5.113(a)    10/02/2006         2,000
Capital Assurance
Co. (b)

Total Funding Agreements (Cost--$2,000)                                   2,000

Promissory Notes--4.4%

Goldman Sachs                   3,000      5.173(a)    10/10/2006         3,000
Group, Inc.

Total Promissory Notes (Cost--$3,000)                                     3,000


U.S. Government Agency & Instrumentality
Obligations--Non-Discount--14.0%

Fannie Mae                      1,250      4.875        1/11/2008         1,240

Federal Farm                    1,000      4.98(a)     10/19/2006         1,000
Credit Banks                      500      4.99(a)      4/13/2007           500
                                1,000      5.00(a)     10/05/2007         1,000

Federal Home                      500      2.75        11/15/2006           494
Loan Bank System                  500      3.25        11/29/2006           495
                                  500      3.80(a)     12/29/2006           495
                                1,000      3.45         1/10/2007           989
                                  500      4.00(a)      6/13/2007           493
                                  250      4.25         9/14/2007           247
                                  250      4.50        12/14/2007           247

Freddie Mac                       500      3.00        11/09/2006           495
                                  202      4.125        4/12/2007           200
                                  250      4.45         9/28/2007           247
                                1,000      4.705       10/11/2007           991
                                  500      4.725       10/19/2007           496

Total U.S. Government Agency & Instrumentality
Obligations--Non-Discount (Cost--$9,696)                                  9,629



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Schedule of Investments (concluded)                              (In Thousands)


                               Face       Interest      Maturity
Issue                         Amount       Rate*          Date            Value

U.S. Treasury Notes--0.4%

U.S. Treasury Notes            $  250      4.375 %     12/31/2007     $     248

Total U.S. Treasury Notes (Cost--$250)                                      248

Total Investments (Cost--$68,302**)--99.4%                               68,229
Other Assets Less Liabilities--0.6%                                         416
                                                                      ---------
Net Assets--100.0%                                                    $  68,645
                                                                      =========

  * Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates on variable rate securities and are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at May 31, 2006.

 ** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $          68,302
                                                  =================
    Gross unrealized appreciation                 $            --++
    Gross unrealized depreciation                              (73)
                                                  -----------------
    Net unrealized depreciation                   $            (73)
                                                  =================

      ++ Amount is less than $1,000.

(a) Variable rate securities.

(b) Restricted securities as to resale, representing 2.9% of net assets, were as follows:


                                 Acquisition
    Issue                            Date           Cost        Value

    General Electric Capital      10/03/2005       $2,000       $2,000
       Assurance Co., 5.113%
       due 10/02/2006


    See Notes to Financial Statements.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Statement of Assets and Liabilities

As of May 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$68,301,992)                            $    68,228,771
       Cash                                                                                                                    26
       Receivables:
           Interest                                                                            $       444,561
           Beneficial interest sold                                                                    241,017            685,578
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   19,593
                                                                                                                  ---------------
       Total assets                                                                                                    68,933,968
                                                                                                                  ---------------

Liabilities

       Payables:
           Beneficial interest redeemed                                                                150,142
           Dividends to shareholders                                                                    41,262
           Manager                                                                                      21,516
           Distributor                                                                                  20,522
           Other affiliates                                                                             16,910            250,352
                                                                                               ---------------
       Accrued expenses                                                                                                    38,547
                                                                                                                  ---------------
       Total liabilities                                                                                                  288,899
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    68,645,069
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                         $      3,536,338
       Class B Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                3,335,491
       Paid-in capital in excess of par                                                                                61,846,461
       Unrealized depreciation--net                                                                                      (73,221)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    68,645,069
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $35,332,697 and 35,363,380 shares of beneficial
       interest outstanding                                                                                       $          1.00
                                                                                                                  ===============
       Class B--Based on net assets of $33,312,372 and 33,354,911 shares of beneficial
       interest outstanding                                                                                       $          1.00
                                                                                                                  ===============

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Statement of Operations

For the Year Ended May 31, 2006
Investment Income

       Interest and amortization of premium and discount earned                                                   $     3,137,728

Expenses

       Management fees                                                                         $       398,938
       Distribution fees--Class B                                                                      299,985
       Transfer agent fees--Class B                                                                     51,901
       Accounting services                                                                              49,164
       Professional fees                                                                                47,438
       Transfer agent fees--Class A                                                                     44,627
       Registration fees                                                                                34,619
       Printing and shareholder reports                                                                 33,032
       Custodian fees                                                                                   16,714
       Trustees' fees and expenses                                                                      11,372
       Pricing fees                                                                                      1,022
       Other                                                                                            17,289
                                                                                               ---------------
       Total expenses                                                                                                   1,006,101
                                                                                                                  ---------------
       Investment income--net                                                                                           2,131,627
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                                                                    3,536
       Change in unrealized depreciation on investments--net                                                              (1,517)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                              2,019
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     2,133,646
                                                                                                                  ===============

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Statements of Changes in Net Assets

                                                                                                    For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     2,131,627    $     1,003,478
       Realized gain--net                                                                                3,536                 72
       Change in unrealized depreciation--net                                                          (1,517)           (23,476)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,133,646            980,074
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (1,221,342)          (656,744)
           Class B                                                                                   (910,285)          (346,734)
       Realized gain--net:
           Class A                                                                                     (1,735)               (37)
           Class B                                                                                     (1,801)               (35)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (2,135,163)        (1,003,550)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                   (28,657,687)       (46,602,802)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (28,659,204)       (46,626,278)
       Beginning of year                                                                            97,304,273        143,930,551
                                                                                               ---------------    ---------------
       End of year                                                                             $    68,645,069    $    97,304,273
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Financial Highlights

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                   For the Year Ended May 31,                     For the Year Ended May 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning of
year                              $   1.00  $   1.00  $  1.00  $   1.00 $   1.00   $   1.00  $   1.00 $   1.00 $   1.00  $   1.00
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net                .0312    .0130    .0050     .0111    .0238      .0235     .0060    .0011    .0035     .0162
Realized and unrealized gain
(loss)--net                          --++++  (.0006)  (.0003)     .0004    .0009     --++++   (.0007)  (.0002)    .0004     .0009
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations      .0312    .0124    .0047     .0115    .0247      .0235     .0053    .0009    .0039     .0171
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
  Investment income--net            (.0312)  (.0130)  (.0050)   (.0111)  (.0238)    (.0235)   (.0060)  (.0011)  (.0035)   (.0162)
  Realized gain--net                   --++     --++  (.0001)   (.0003)  (.0003)       --++      --++  (.0001)  (.0003)   (.0003)
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions   (.0312)  (.0130)  (.0051)   (.0114)  (.0241)    (.0235)   (.0060)  (.0012)  (.0038)   (.0165)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $    1.00 $   1.00 $   1.00  $   1.00 $   1.00   $   1.00  $   1.00 $   1.00 $   1.00  $   1.00
                                  ==============================================   ==============================================
Total Investment Return               3.17%    1.30%     .51%     1.15%    2.42%      2.38%      .61%     .12%     .38%     1.65%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .88%     .77%     .67%      .59%     .72%      1.64%     1.45%    1.06%    1.36%     1.48%
                                  ==============================================   ==============================================
Expenses                               .88%     .77%     .75%      .72%     .72%      1.64%     1.54%    1.51%    1.48%     1.48%
                                  ==============================================   ==============================================
Investment income and realized
gain--net                             3.07%    1.26%     .51%     1.14%    2.41%      2.28%      .53%     .12%     .39%     1.66%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  35,333 $ 47,370 $ 59,300  $ 58,062 $ 52,552   $ 33,312  $ 49,934 $ 84,630 $127,144  $135,601
                                  ==============================================   ==============================================

   ++  Amount is less than $(.0001) per share.

 ++++  Amount is less than $.0001 per share.

       See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares to Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which comprises a series of separate portfolios offering separate classes of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Notes to Financial Statements (continued)


2. Management Agreement:
The Fund has entered into a Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares.

For the year ended May 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received contingent deferred sales charges of $26,100 relating to transactions in Class B Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2006, the Fund reimbursed FAM $1,815 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $28,657,687 and $46,602,802 for the years ended May 31, 2006 and May 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                               26,511,869    $    26,511,869
Automatic conversion of shares             2,887,930          2,887,930
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             972,705            972,705
                                     ---------------    ---------------
Total issued                              30,372,504         30,372,504
Shares redeemed                         (42,409,187)       (42,409,187)
                                     ---------------    ---------------
Net decrease                            (12,036,683)    $  (12,036,683)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                               28,532,628    $    28,532,628
Automatic conversion of shares             2,617,792          2,617,792
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             569,290            569,290
                                     ---------------    ---------------
Total issued                              31,719,710         31,719,710
Shares redeemed                         (43,641,196)       (43,641,196)
                                     ---------------    ---------------
Net decrease                            (11,921,486)    $  (11,921,486)
                                     ===============    ===============



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Notes to Financial Statements (concluded)


Class B Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                               15,805,156    $    15,805,156
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             775,752            775,752
                                     ---------------    ---------------
Total issued                              16,580,908         16,580,908
                                     ---------------    ---------------
Automatic conversion of shares           (2,887,930)        (2,887,930)
Shares redeemed                         (30,313,982)       (30,313,982)
                                     ---------------    ---------------
Total redeemed                          (33,201,912)       (33,201,912)
                                     ---------------    ---------------
Net decrease                            (16,621,004)    $  (16,621,004)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                               21,831,388    $    21,831,388
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             293,275            293,275
                                     ---------------    ---------------
Total issued                              22,124,663         22,124,663
                                     ---------------    ---------------
Automatic conversion of shares           (2,617,792)        (2,617,792)
Shares redeemed                         (54,188,187)       (54,188,187)
                                     ---------------    ---------------
Total redeemed                          (56,805,979)       (56,805,979)
                                     ---------------    ---------------
Net decrease                            (34,681,316)    $  (34,681,316)
                                     ===============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:


                                           5/31/2006          5/31/2005
Distributions paid from:
   Ordinary income                   $     2,135,133    $     1,003,550
   Net long-term capital gains                    30                 --
                                     ---------------    ---------------
Total taxable distributions          $     2,135,163    $     1,003,550
                                     ===============    ===============


As of May 31, 2006, there were no significant differences between the book and tax components of net assets.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Financial Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust (the "Trust"), as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

July 20, 2006



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Important Tax Information


Of the ordinary income distributions paid by Summit Cash Reserves Fund during the year ended May 31, 2006, 10.72% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed $30.00 of long-term capital gains during the year ended May 31, 2006.

The following information is provided with respect to the ordinary income distributions paid by Summit Cash Reserves Fund for the fiscal year ended May 31, 2006:


Interest-Related Dividends for Non-U.S. Residents

Month Paid:       June 2005                                        80.63%*
                  July 2005 - December 2005                        97.70%*
                  January 2006 - May 2006                          43.60%*

Qualified Short-Term Capital Gains for Non-U.S. Residents

Month Paid:       July 2005 - December 2005                         0.24%*
                  January 2006 - May 2006                           0.09%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and
(d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)



In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The trustees considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--The trustees considered investment performance for the Fund. The trustees compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund. It was noted that these steps include changes in the portfolio management personnel. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006



In making its approval, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years     Trustee         Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Trustee                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.



Independent Trustees*


James H. Bodurtha**     Trustee      2002 to   Director, The China Business Group, Inc. since  39 Funds        None
P.O. Box 9095                        present   1996 and Executive Vice President thereof from  59 Portfolios
Princeton,                                     1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                  Holding Corporation since 1980; Partner, Squire,
Age: 62                                        Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Trustee      2005 to   Professor, Harvard University since 1992;       39 Funds        None
P.O. Box 9095                        present   Professor, Massachusetts Institute of           59 Portfolios
Princeton,                                     Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Trustee      1994 to   Member of the Committee of Investment of        39 Funds        Kimco Realty
P.O. Box 9095                        present   Employee Benefit Assets of the Association of   59 Portfolios   Corporation
Princeton,                                     Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                  Member of CIEBA's Executive Committee since
Age: 71                                        1988 and its Chairman from 1991 to 1992;
                                               Assistant Treasurer of International Business
                                               Machines Corporation ("IBM") and Chief
                                               Investment Officer of IBM Retirement Funds
                                               from 1986 to 1993; Member of the Investment
                                               Advisory Committee of the State of New York
                                               Common Retirement Fund since 1989; Member
                                               of the Investment Advisory Committee of the
                                               Howard Hughes Medical Institute from 1997 to
                                               2000; Director, Duke University Management
                                               Company from 1992 to 2004, Vice Chairman
                                               thereof from 1998 to 2004, and Director Emeritus
                                               thereof since 2004; Director, LaSalle Street Fund
                                               from 1995 to 2001; Director, Kimco Realty
                                               Corporation since 1997; Member of the Investment
                                               Advisory Committee of the Virginia Retirement
                                               System since 1998, Vice Chairman thereof from
                                               2002 to 2005, and Chairman thereof since 2005;
                                               Director, Montpelier Foundation since 1998 and
                                               its Vice Chairman since 2000; Member of the
                                               Investment Committee of the Woodberry Forest
                                               School since 2000; Member of the Investment
                                               Committee of the National Trust for Historic
                                               Preservation since 2000.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years     Trustee         Trustee
Independent Trustees* (concluded)


Herbert I. London       Trustee      2002 to   Chairman of the Board of Directors of           39 Funds        None
P.O. Box 9095                        present   Vigilant Research, Inc. since 2006; Director    59 Portfolios
Princeton,                                     of Reflex Security since 2006; Director of
NJ 08543-9095                                  Cerego, LLC since 2006; Director of InnoCentive,
Age: 67                                        Inc. since 2006; Professor Emeritus, New York
                                               University since 2005; John M. Olin Professor
                                               of Humanities, New York University from 1993
                                               to 2005; and Professor thereof from 1980 to
                                               2005; President, Hudson Institute since 1997
                                               and Trustee thereof since 1980; Dean, Gallatin
                                               Division of New York University from 1976 to
                                               1993; Distinguished Fellow, Herman Kahn Chair,
                                               Hudson Institute from 1984 to 1985; Director,
                                               Damon Corp. from 1991 to 1995; Overseer, Center
                                               for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo     Trustee      2002 to   Shareholder, Modrall, Sperling, Roehl,          39 Funds        None
P.O. Box 9095                        present   Harris & Sisk, P.A. since 1993; President,      59 Portfolios
Princeton,                                     American Bar Association from 1995 to 1996
NJ 08543-9095                                  and Member of the Board of Governors thereof
Age: 63                                        from 1994 to 1997; Shareholder, Poole, Kelly
                                               and Ramo, Attorneys at Law P.C. from 1977 to
                                               1993; Director of ECMC Group (service provider
                                               to students, schools and lenders) since 2001;
                                               Director, United New Mexico Bank (now Wells
                                               Fargo) from 1983 to 1988; Director, First
                                               National Bank of New Mexico (now Wells Fargo)
                                               from 1975 to 1976; Vice President, American Law
                                               Institute since 2004.


Robert S. Salomon, Jr.  Trustee      1996 to   Principal of STI Management (investment         39 Funds        None
P.O. Box 9095                        present   adviser) since 1994; Chairman and CEO of        59 Portfolios
Princeton,                                     Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                  1992 to 1995; Chairman of Salomon Brothers
Age: 69                                        Equity Mutual Funds from 1992 to 1995; regular
                                               columnist with Forbes Magazine from 1992 to
                                               2002; Director of Stock Research and U.S.
                                               Equity Strategist at Salomon Brothers Inc.
                                               from 1975 to 1991; Trustee, Commonfund from
                                               1980 to 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Trustees and the Audit Committee.


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to   Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011           President    present   First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,              and          and       and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011           Treasurer    1999 to   President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 45                              present   Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                               2004.


Richard J. Mejzak       Vice         2001 to   Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 37


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                  Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                        Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                               from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present   to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


SUMMIT CASH RESERVES FUND                                          MAY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2006 - $26,500
                                    Fiscal Year Ending May 31, 2005 - $26,300

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending May 31, 2006 - $6,000
                                    Fiscal Year Ending May 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2006 - $3,124,717
               Fiscal Year Ending May 31, 2005 - $9,030,943

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Summit Cash Reserves Fund of Financial Institutions Series Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: July 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Summit Cash Reserves Fund of Financial Institutions Series Trust


Date: July 21, 2006